SUPPLEMENT TO THE
PROSPECTUS OF
WELLS FARGO MONEY MARKET FUNDS
Wells Fargo Cash Investment Money Market Fund
Wells Fargo Heritage Money Market Fund
Wells Fargo Municipal Cash Management Money Market Fund
(each a "Fund", together the "Funds")

 On October 5, 2016 (the "Effective Date"), the Funds will begin to transact at their market-based net asset value ("NAV).  As a result, the "Pricing Fund Shares" section of the prospectus is replaced with the following:

I. A Fund's NAV is the value of a single share. The NAV is calculated each business day at the times reflected below, although a Fund may deviate from these calculation times under unusal or unexpected circumstances. The NAV is calculated separately for each class of shares of a multiple-class Fund. The 5:00 NAV from the most recent business day is available at wellsfargofunds.com. To calculate the NAV of a Fund's shares, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding.

We calculate the NAV at the following times each business day:

Cash Investment Money Market Fund Heritage Money Market Fund	9:00a.m., 12:00p.m., 3:00p.m. and 5:00p.m. (ET)
Municipal Cash Management Money Market Fund	9:00a.m., 12:00p.m. and 5:00p.m. (ET)

The price at which a purchase or redemption request for Fund shares is processed is based on the next NAV calculated after the request is received in good order. Generally, NAVs are not calculated, and purchase and redemption requests are not processed, on days that the New York Stock Exchange ("NYSE") is closed for trading; however under unusual or unexpected circumstances a Fund may elect to remain open even on days that the NYSE is closed or closes early. To the extent that a Fund's assets are traded in various markets on days when the Fund is closed, the value of the Fund's assets may be affected on days when you are unable to buy or sell Fund shares. Conversely, trading in some of a Fund's assets may not occur on days when the Fund is open. Information on the timing of dividend accrual and settlement in connection with a purchase or redemption of shares can be found in the section of this Prospectus entitled "Buying and Selling Fund Shares."

A Fund's assets will be valued at the bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer. We are required to depart from these general valuation methods and use fair value pricing methods to determine the values of certain investments if we believe that a closing price or the quoted bid price of a security, including a security that trades primarily on a foreign exchange, does not accurately reflect its current market value at the time as of which a Fund calculates its NAV. The closing price or the quoted bid price of a security may not reflect is current market value if, among other things, a significant event occurs after the closing price or quoted bid price but before the time as of which a Fund calculates its NAV that materially affects the value of the security. We use various criteria, including a systemic evaluation of U.S. market moves after the close of foreign markets in deciding whether a foreign security's market price is still reliable and, if not, what fair market value to assign to the security. In addition, we use fair value pricing to determine the value of investments in securities and other assets, including illiquid securities, for which current market quotations or evaluated prices from a pricing service or broker-dealer are not readily available.

The fair value of a Fund's securities and other assets is determined in good faith pursuant to policies and procedures adopted by the Fund's Board of Trustees. In light of the judgment involved in making fair value decisions, there can be no assurance that a fair value assigned to a particular security is accurate or that it reflects the price that the Fund could obtain for such security if it were to sell the security at the time as of which fair value pricing is determined. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the closing price or quoted bid price. See the Statement of Additional Information for additional details regarding the determination of NAVs.

II. As of the Effective Date, investors who wish to purchase or redeem shares in Cash Investment Money Market Fund or Heritage Money Market Fund will need to submit a purchase or redemption request in Proper Order by 3:00 p.m. (ET) in order for dividends to begin to accrue on that day with respect to purchases, or in order to receive their redemption proceeds on that day with respect to redemptions. Shareholders in Municipal Cash Management Money Market Fund will need to submit a purchase or redemption request in Proper Order by 12:00 p.m. (ET) in order for dividends to begin to accrue on that day with respect to purchases, or in order to receive their redemption proceeds on that day with respect to redemptions. Purchase or redemption requests received after these cut-off times will be settled the following day.

III. As of the Effective Date, shareholders of the Funds will no longer be eligible to exchange their shares for shares of another class of the same Fund or for shares of another Wells Fargo Fund.

IV. As of the Effective Date, the Funds will no longer process purchase and redemption requests as of the time that such requests are received by an authorized intermediary. Purchase and redemption requests will be processed at the next NAV calculated only after the Funds' transfer agent receives such request in good order.

October 4, 2016	MMS106/P1208SP